UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03479

Franklin New York Tax-Free Income Fund
(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906
(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000

Date of fiscal year end: 5/31

Date of reporting period: 11/30/11

Item 1. Reports to Stockholders.

FRANKLIN

NEW YORK TAX-FREE INCOME FUND

| 1

Semiannual Report

Franklin New York Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin New York Tax-Free Income Fund seeks to provide as high a level of income exempt from federal, New York state and New York City personal income taxes as is consistent with prudent management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from federal and New York state personal income taxes and at least 65% of its total assets in securities that pay interest free from New York City personal income taxes.1

We are pleased to bring you Franklin New York Tax-Free Income Fund’s semiannual report for the period ended November 30, 2011.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 19.

4 | Semiannual Report

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.45 on May 31, 2011, to $11.70 on November 30, 2011. The Fund’s Class A shares paid dividends totaling 24.54 cents per share for the reporting period.2 The Performance Summary beginning on page 10 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 4.02% based on an annualization of November’s 4.09 cent per share dividend and the maximum offering price of $12.22 on November 30, 2011. An investor in the 2011 maximum combined effective federal and New York state and City personal income tax bracket of 43.04% would need to earn a distribution rate of 7.06% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class B, C and Advisor shares’ performance, please see the Performance Summary.

State Update

New York’s large, diverse economy steadily improved as its financial services and tourism industries rebounded and federal stimulus programs continued. The state’s housing market did not experience the degree of price and construction bubble as other states, and with less excess inventory, the state’s foreclosure rate ranked among the nation’s lowest. Despite weak residential and commercial real estate markets, the number of construction jobs increased. The financial activities sector, which accounts for approximately 8% of the state’s employment but about 20% of its wage income, also contributed to job growth.3 In addition to those sectors, the state’s three largest private employment sectors — education and health services; trade, transportation and utilities; and professional and business services — also expanded. However, government spending cuts, lackluster manufacturing activity, and declining employment in the other services and information sectors curbed overall employment. The state’s unemployment rate steadily declined from a recessionary peak of 8.9% in January 2010 to 7.8% in May 2011, but rose to 8.0% in November 2011, which was lower than the 8.7% national rate.4

New York ended fiscal year 2011 with nearly a $1 billion shortfall in projected tax collections and a $9 billion total budget deficit.5 In response, state lawmakers passed a fiscal year 2012 budget with reduced total spending for the first time in 15 years.5 Without new taxes or borrowing, the budget relied

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

3. Source: Standard & Poor’s, “New York State; General Obligation,” RatingsDirect, 3/21/11. 4. Source: Bureau of Labor Statistics.

5. Source: Moody’s Investors Service, “Sector Comment: New York’s On-Time Budget Is Positive for State, but Negative for Some Local Governments,” 4/4/11.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Semiannual Report | 5

mainly on broad spending cuts to erase a projected $10 billion gap.5 Most of the cuts and limitations on new spending were imposed on the state’s Medicaid funding, education system, courts and corrections, and other agencies. The budget introduced measures to streamline the state’s government, including consolidation of several agencies. These measures together with a property tax cap caused credit pressures for some local municipalities, particularly school districts. However, much of the current fiscal year’s financial moves were positive because the legislature used recurring solutions to balance the budget. Although the state’s mid-year financial update revealed tax collections above budgeted levels, the state expected full-year collections to fall short of projections due to a sluggish economy.

New York’s net tax-supported debt was 6.8% of personal income and $3,149 per capita, compared with the 2.8% and $1,066 national medians.6 Although the state’s debt levels ranked among the nation’s highest, they were manageable and in line with other northeastern states. New York has a history of conservative budgeting and active financial management, and its debt profile is further bolstered by its track record of closing annual budget gaps. Independent credit rating agency Standard & Poor’s rated New York’s general obligation bonds AA with a stable outlook.7 The rating and outlook reflected the state’s sound financial management practices, the cushion of an established rainy day fund, and a well-funded pension system. These positives were balanced against volatile and cyclical state finances, high recurring expenses due to a generous social services regime, moderately high debt levels and other large, unfunded post-employment benefits.

6. Source: Moody’s Investors Service, “Special Comment: 2011 State Debt Medians Report,” 6/3/11.

7.This does not indicate a rating of the Fund.

6 | Semiannual Report

Municipal Bond Market Overview

For the six months ended November 30, 2011, the municipal bond market posted solid gains as measured by the +4.40% return of the Barclays Capital (BC) Municipal Bond Index, which tracks investment-grade securities.8 However, over the reporting period municipal bonds generally underper-formed Treasuries, which returned +6.04% according to the BC U.S. Treasury Index, which tracks various U.S. Treasury securities.8

During the reporting period, domestic and global events affected the municipal bond market. Domestically, the Federal Reserve Board’s commitment to maintain an accommodative monetary policy stance with historically low interest rates supported the municipal market. The market was further supported by an extended period of low supply, thus reducing the availability of bonds to meet investor demand. In Europe, several countries struggled with financial challenges that resulted in a flight to quality benefiting the U.S. Treasury market, as well as the municipal bond market.

From a credit perspective, on August 2, 2011, the U.S. raised its debt ceiling and avoided defaulting on its debt obligations. Independent credit rating agency Standard & Poor’s (S&P) lowered the country’s long-term rating to AA+ from AAA, citing political risks and a rising debt burden.7 All municipal bonds backed by the U.S. government or government-sponsored enterprises (GSEs) were also downgraded along with the country’s rating and those of GSEs. S&P’s downgrade of U.S. Treasury securities led to the review of more than 11,000 municipal credits supported by federal programs and agency escrows. Primarily, prerefunded municipal bonds and housing bonds tied to federal subsidy programs were affected by the downgrade, although they generally still carried high-grade ratings. Furthermore, Moody’s Investors Service on July 19, 2011, placed five AAA-rated states on its watch list for potential rating cuts partly based on their dependency on federal funding. After the debt ceiling was raised, Moody’s reconfirmed the AAA rating to states and public finance issuers previously identified as directly or indirectly linked to the U.S. government.7 The same credits are currently assigned a negative outlook based on the identification of certain shared characteristics.

8. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Semiannual Report | 7

Congress enacted the Budget Control Act of 2011 with the potential to reduce the federal deficit by approximately $2 trillion by 2021. While the plan of action is unknown, one can expect it to impact state and local programs dependent on federal subsidies. State and local officials may need to reevaluate current budget forecasts and the potential effects. One important element to recognize is that most states are constitutionally required to balance their budgets regardless of any monetary changes in aid received from the federal government.

During this reporting period, state and local officials made unpopular and difficult decisions to close budget gaps. Proactive states successfully balanced and passed budgets on time using a variety of measures. For example, they raised tuition and fees at higher education institutions, reduced government expenditures by eliminating and consolidating departments, and lowered aid to various programs. Despite the challenges, many states continued to show mild growth in state revenues, and the actual default rate for municipal bonds was very low.

At period-end, we maintained our positive view of the municipal bond market. Municipal bond yields were well above those of comparable Treasury securities on a nominal basis and an after-tax basis. Therefore, we believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to maximize income while seeking value in the municipal bond market.

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities while balancing risk and return within the Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest during different interest rate environments, the Fund’s portfolio remains diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to help maximize income distribution.

8 | Semiannual Report

Manager’s Discussion

The combination of our value-oriented philosophy of investing primarily for income and a positive-sloping municipal yield curve favored longer term bonds during the reporting period. Consistent with our strategy, we sought to remain fully invested in bonds ranging from 20 to 30 years in maturity with good call features. In line with our relative value investment strategy, and to further reduce volatility, we avoided derivative securities and other exotic investment vehicles designed to leverage the portfolio. During the period, the Fund had no exposure to inverse floaters or any other form of leverage. Also, as the alternative minimum tax (AMT) affects more individuals each year, we held no bonds subject to AMT to prevent a taxable situation for individuals subject to AMT.

We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

Thank you for your continued participation in Franklin New York Tax-Free Income Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of November 30, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

*Does not include short-term investments and other net assets.

Semiannual Report | 9

Performance Summary as of 11/30/11

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

10 | Semiannual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only; Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Semiannual Report | 11

Performance Summary (continued)

Endnotes

Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund’s prospectus also includes a description of the main investment risks.

Class B: Class C:

These shares have higher annual fees and expenses than Class A shares.

Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s November dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 11/30/11.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/29/11 for the maximum combined effective federal and New York state and City personal income tax rate of 43.04%, based on the federal income tax rate of 35.00%.

6. The 30-day standardized yield for the 30 days ended 11/30/11 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Effective 10/1/01, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 10/1/01, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 10/1/01, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 10/1/01 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +60.23% and +4.75%.

12 | Semiannual Report

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period.

The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Semiannual Report | 13

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.60%; B: 1.15%; C: 1.15%; and Advisor: 0.50%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

14 | Semiannual Report

Franklin New York Tax-Free Income Fund

Financial Highlights

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 15

Franklin New York Tax-Free Income Fund

Financial Highlights (continued)

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

16 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin New York Tax-Free Income Fund

Financial Highlights (continued)

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 17

Franklin New York Tax-Free Income Fund

Financial Highlights (continued)

Advisor Class	Six Months Ended November 30, 2011 (unaudited)	Year Ended May 31, 2011	2010	2009	2008	2007
Per share operating performance (for a share outstanding throughout the period)						
Net asset value, beginning of period	$11.45	$11.77	$11.35	$11.61	$11.70	$11.73
Income from investment operations[a]:						
Net investment income[b]	0.25	0.50	0.50	0.51	0.52	0.53
Net realized and unrealized gains (losses)	0.26	(0.32)	0.44	(0.20)	(0.07)	(0.02)
Total from investment operations	0.51	0.18	0.94	0.31	0.45	0.51
Less distributions from:						
Net investment income	(0.25)	(0.49)	(0.51)	(0.52)	(0.52)	(0.53)
Net realized gains	—	(0.01)	(0.01)	(0.05)	(0.02)	(0.01)
Total distributions	(0.25)	(0.50)	(0.52)	(0.57)	(0.54)	(0.54)
Redemption fees[c]	—	—	—	—[d]	—[d]	—[d]
Net asset value, end of period	$11.71	$11.45	$11.77	$11.35	$11.61	$11.70
Total return[e]	4.42%	1.65%	8.48%	2.90%	3.93%	4.34%
Ratios to average net assets[f]						
Expenses	0.50%	0.50%	0.51%	0.51%	0.51%	0.52%
Net investment income	4.28%	4.33%	4.33%	4.62%	4.47%	4.46%
Supplemental data						
Net assets, end of period (000's)	$182,150	$172,220	$185,720	$102,034	$84,781	$61,547
Portfolio turnover rate	0.94%	6.72%	13.21%	13.12%	11.88%	5.59%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

18 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin New York Tax-Free Income Fund

Statement of Investments, November 30, 2011 (unaudited)

Semiannual Report | 19

Franklin New York Tax-Free Income Fund

Statement of Investments, November 30, 2011 (unaudited) (continued)

20 | Semiannual Report

Franklin New York Tax-Free Income Fund

Statement of Investments, November 30, 2011 (unaudited) (continued)

Principal Amount	Value
Municipal Bonds (continued)		
New York (continued)		
Nassau County GO,		
General Improvement, Series C, Assured Guaranty, 5.00%, 10/01/30	$ 5,735,000	$ 6,030,066
General Improvement, Series C, Assured Guaranty, 5.00%, 10/01/31	6,025,000	6,298,234
General Improvement, Series C, Assured Guaranty, 5.125%, 10/01/35	27,210,000	28,410,505
General Improvement, Series C, Assured Guaranty, 5.25%, 10/01/39	28,190,000	29,550,449
Sewer and Storm Water Resources, Series D, Assured Guaranty, 5.25%, 10/01/39	7,620,000	7,987,741
Nassau County Sewer and Storm Water Finance Authority System Revenue, Refunding, Series A, BHAC Insured, 5.375%, 11/01/28	2,000,000	2,217,860
New York City Educational Construction Fund Revenue,		
5.75%, 4/01/41	20,000,000	22,013,000
Series A, BHAC Insured, 5.00%, 4/01/37	19,750,000	20,524,002
New York City GO,		
Citysavers, Series B, zero cpn., 6/01/12	1,030,000	1,101,111
Citysavers, Series B, zero cpn., 12/01/12	1,030,000	1,093,046
Citysavers, Series B, zero cpn., 6/01/13	1,030,000	1,085,775
Citysavers, Series B, zero cpn., 12/01/13	1,030,000	1,076,947
Citysavers, Series B, zero cpn., 6/01/14	1,030,000	1,065,247
Citysavers, Series B, zero cpn., 12/01/14	1,030,000	1,053,865
Citysavers, Series B, zero cpn., 6/01/15	1,030,000	1,039,785
Citysavers, Series B, zero cpn., 12/01/15	1,030,000	1,020,328
Citysavers, Series B, zero cpn., 6/01/16	1,030,000	1,008,586
Citysavers, Series B, zero cpn., 12/01/16	1,030,000	993,239
Citysavers, Series B, zero cpn., 6/01/17	1,030,000	976,636
Citysavers, Series B, zero cpn., 12/01/17	1,030,000	961,536
Citysavers, Series B, zero cpn., 6/01/18	1,030,000	939,978
Citysavers, Series B, zero cpn., 12/01/18	1,005,000	901,294
Citysavers, Series B, zero cpn., 12/01/19	1,030,000	883,204
Citysavers, Series B, zero cpn., 6/01/20	10,000,000	7,805,500
Fiscal 2003, Series I, 5.00%, 3/01/29	10,000,000	10,225,000
Fiscal 2003, Series I, 5.00%, 3/01/30	14,785,000	15,101,399
Refunding, Series A, AGMC Insured, 5.00%, 8/01/26	9,450,000	10,477,498
Refunding, Series D, 5.125%, 8/01/19	10,000	10,028
Refunding, Series G, AMBAC Insured, 5.00%, 8/01/22	15,000,000	16,665,150
Series B, 7.00%, 2/01/18	25,000	25,115
Series B, zero cpn., 6/01/19	1,030,000	895,791
Series C, 7.00%, 2/01/12	705,000	712,452
Series C, AGMC Insured, Pre-Refunded, 5.125%, 3/15/25	6,335,000	6,421,599
Series D, 8.00%, 8/01/17	5,000	5,057
Series D, 7.50%, 2/01/18	5,000	5,025
Series D, 5.50%, 6/01/24	15,845,000	16,141,618
Series D, 5.125%, 12/01/28	10,230,000	11,046,559
Series D, 5.00%, 10/15/29	5,000,000	5,167,600
Series D, Pre-Refunded, 5.50%, 6/01/24	8,100,000	8,307,603
Series E, Sub Series E-1, 6.00%, 10/15/23	7,000,000	8,427,930
Series E, Sub Series E-1, 6.25%, 10/15/28	10,000,000	11,912,500
Series F, 5.30%, 1/15/26	22,845,000	23,615,105
Series F, Pre-Refunded, 5.30%, 1/15/26	22,155,000	23,380,171
Series H, 7.20%, 2/01/15	5,000	5,023
Series H, AGMC Insured, 5.375%, 8/01/27	125,000	125,335

Semiannual Report | 21

Franklin New York Tax-Free Income Fund

Statement of Investments, November 30, 2011 (unaudited) (continued)

Principal Amount	Value
Municipal Bonds (continued)		
New York (continued)		
New York City GO, (continued)		
Series H, NATL Insured, 5.125%, 8/01/25	$ 80,000	$ 80,208
Series I, Sub Series I-1, 5.375%, 4/01/36	17,500,000	19,094,425
Series J, Sub Series J-1, 5.00%, 5/15/33	19,500,000	20,679,945
Series J, Sub Series J-1, AMBAC Insured, 5.00%, 6/01/23	20,000,000	22,272,400
New York City HDC, MFHR,		
Series A-1, 4.80%, 11/01/35	5,610,000	5,601,809
Series C-1, 5.25%, 11/01/29	6,110,000	6,329,471
Series C-1, 5.50%, 11/01/34	3,000,000	3,135,150
Series C-1, 5.55%, 11/01/39	3,300,000	3,388,407
Series C-1, 5.70%, 11/01/46	12,500,000	12,902,625
New York City Health and Hospital Corp. Revenue, Health System, Series A, AGMC Insured, Pre-Refunded, 5.125%, 2/15/23	3,890,000	3,927,227
New York City IDA Civic Facility Revenue,		
Ethical Culture School Project, Series B-1, XLCA Insured, 5.00%, 6/01/35	1,420,000	1,387,383
Institute of International Education Inc. Project, 5.25%, 9/01/21	1,530,000	1,532,570
Institute of International Education Inc. Project, 5.25%, 9/01/31	5,235,000	5,238,926
New York University Project, AMBAC Insured, 5.00%, 7/01/31	18,000,000	18,010,800
Polytechnic Prep Country Day School, AGMC Insured, 5.375%, 5/01/29	980,000	983,175
Staten Island University Hospital Project, Series A, Pre-Refunded, 6.375%, 7/01/31	3,510,000	3,631,797
New York City IDAR, Yankee Stadium Project, Pilot, Assured Guaranty, 7.00%, 3/01/49	19,000,000	21,454,610
New York City Municipal Finance Authority Revenue, Series D, AGMC Insured, 5.00%, 6/15/38	59,000,000	60,804,220
New York City Municipal Water Finance Authority Water and Sewer System Revenue,		
Fiscal 2004, Refunding, Series C, 5.00%, 6/15/35	10,000,000	10,411,400
Refunding, Series A, 5.00%, 6/15/38	52,000,000	54,032,680
Refunding, Series A, 5.00%, 6/15/39	34,950,000	36,345,553
Refunding, Series B, 5.00%, 6/15/36	26,700,000	27,685,230
Refunding, Series D, 5.00%, 6/15/37	4,865,000	5,062,519
Refunding, Series D, AMBAC Insured, 5.00%, 6/15/39	7,900,000	8,215,447
Second General Resolution, Refunding, Series AA, 5.00%, 6/15/37	20,860,000	21,633,697
Second General Resolution, Refunding, Series EE, 5.375%, 6/15/43	39,150,000	42,453,868
Second General Resolution, Refunding, Series GG-1, 5.00%, 6/15/39	33,115,000	34,678,690
Second General Resolution, Series AA, 4.75%, 6/15/37	40,000,000	40,832,000
Series A, 5.75%, 6/15/40	6,550,000	7,370,781
New York City Transitional Finance Authority Building Aid Revenue,		
Fiscal 2007, Series S-1, NATL RE, FGIC Insured, 5.00%, 7/15/31	8,200,000	8,548,336
Fiscal 2007, Series S-2, NATL RE, FGIC Insured, 5.00%, 1/15/37	22,000,000	22,668,360
Fiscal 2008, Refunding, Series S-1, 5.00%, 1/15/34	75,000,000	78,324,750
Fiscal 2008, Series S-1, 5.00%, 1/15/27	10,000,000	10,750,100
Fiscal 2009, Series S-1, 5.75%, 7/15/38	30,000,000	32,876,100
Fiscal 2009, Series S-2, 6.00%, 7/15/38	50,000,000	56,219,500
Fiscal 2009, Series S-3, 5.25%, 1/15/39	29,485,000	31,018,220
Fiscal 2009, Series S-4, 5.75%, 1/15/39	30,000,000	32,850,900
Fiscal 2009, Series S-5, 5.25%, 1/15/39	31,730,000	33,379,960
New York City Transitional Finance Authority Revenue,		
Future Tax Secured, Refunding, Series B, 5.00%, 5/01/30	500,000	505,000
Future Tax Secured, Refunding, Series B, AMBAC Insured, 5.00%, 5/01/30	55,000	55,550
Future Tax Secured, Series A, 5.25%, 8/01/31	6,810,000	7,073,343

22 | Semiannual Report

Franklin New York Tax-Free Income Fund

Statement of Investments, November 30, 2011 (unaudited) (continued)

Principal Amount	Value
Municipal Bonds (continued)		
New York (continued)		
New York City Transitional Finance Authority Revenue, (continued)		
Future Tax Secured, Series A, 5.00%, 5/01/34	$20,000,000	$ 21,125,800
Future Tax Secured, Series A, 5.00%, 5/01/38	20,000,000	21,008,600
Future Tax Secured, Series A, Pre-Refunded, 5.25%, 8/01/31	23,795,000	25,713,829
Future Tax Secured, Series B, NATL Insured, Pre-Refunded, 5.00%, 8/01/32	10,000	10,765
Future Tax Secured, Series C, NATL Insured, 5.00%, 5/01/29	5,000	5,014
Future Tax Secured, Series D, 5.00%, 2/01/27	48,950,000	50,395,983
Future Tax Secured, Series D, NATL Insured, 5.00%, 2/01/22	5,000	5,209
Future Tax Secured, Series D, NATL Insured, Pre-Refunded, 5.00%, 2/01/22	1,995,000	2,101,633
Future Tax Secured, Series D, Pre-Refunded, 5.00%, 2/01/27	13,075,000	13,773,859
Future Tax Secured, Series E, 5.00%, 2/01/25	3,245,000	3,349,521
Future Tax Secured, Series E, 5.00%, 2/01/27	10,000,000	10,295,400
Future Tax Secured, Series E, 5.00%, 2/01/33	8,895,000	9,097,272
Future Tax Secured, Series E, Pre-Refunded, 5.00%, 2/01/25	1,755,000	1,849,858
Refunding, Series B, NATL Insured, 5.00%, 8/01/32	14,990,000	15,492,165
sub. bond, Future Tax Secured, Series C, 5.00%, 11/01/39	17,250,000	18,252,742
New York City Trust for Cultural Resources Revenue,		
Museum of Modern Art 2001, Series D, AMBAC Insured, 5.125%, 7/01/31	23,000,000	23,200,100
Wildlife Conservation Society, NATL RE, FGIC Insured, 5.00%, 2/01/34	10,500,000	10,779,825
New York Convention Center Development Corp. Revenue, Hotel Unit Fee Secured, AMBAC Insured, 5.00%,		
11/15/35	33,130,000	33,697,848
11/15/44	41,000,000	41,525,210
New York GO, Refunding, Series C, 5.00%,		
8/01/25	7,575,000	8,444,989
8/01/26	2,190,000	2,422,797
New York IDA Parking Facility Revenue, Royal Charter Presbyterian, AGMC Insured, 5.25%, 12/15/32	1,525,000	1,556,659
New York Liberty Development Corp. Liberty Revenue, Second Priority, Bank of America Tower at One Bryant Park Project, Class 2, Refunding, 5.625%, 7/15/47	17,500,000	17,326,050
New York Liberty Development Corp. Revenue,		
5.50%, 10/01/37	27,000,000	27,221,130
Goldman Sachs Headquarters, 5.25%, 10/01/35	86,360,000	87,531,042
New York State Dormitory Authority Lease Revenue,		
Delaware Chenango Madison Otsego Board of Cooperative Education Services, XLCA Insured, 5.00%, 8/15/27	10,000,000	10,566,800
Mental Health Services Facilities, Refunding, Series A, 5.00%, 8/15/22	5,740,000	6,593,653
Refunding, Series A, NATL RE, FGIC Insured, 5.00%, 7/01/33	12,650,000	12,780,927
State University Dormitory Facilities, Pre-Refunded, 5.00%, 7/01/32	5,500,000	5,649,270
State University Dormitory Facilities, Series A, 5.00%, 7/01/39	7,250,000	7,522,600
New York State Dormitory Authority Personal Income Tax Revenue, Series A, 5.00%, 3/15/38	5,000,000	5,264,300
New York State Dormitory Authority Revenue,		
FGIC Insured, Pre-Refunded, 5.125%, 5/15/31	22,000,000	22,700,920
Mental Health Services Facilities Improvement, Series B, 5.00%, 2/15/33	35,000,000	36,015,700
Mortgage, St. Barnabas Hospital, Series A, FHA Insured, 5.125%, 2/01/22	4,000,000	4,097,080
Mortgage, St. Barnabas Hospital, Series A, FHA Insured, 5.00%, 2/01/31	5,500,000	5,597,350
North Shore Long Island Jewish Obligated Group, Pre-Refunded, 5.50%, 5/01/33	2,500,000	2,681,825
School Districts Financing Program, Series A, NATL Insured, 5.00%, 4/01/31	9,500,000	9,579,420

Semiannual Report | 23

Franklin New York Tax-Free Income Fund

Statement of Investments, November 30, 2011 (unaudited) (continued)

24 | Semiannual Report

Franklin New York Tax-Free Income Fund

Statement of Investments, November 30, 2011 (unaudited) (continued)

Semiannual Report | 25

Franklin New York Tax-Free Income Fund

Statement of Investments, November 30, 2011 (unaudited) (continued)

Principal Amount	Value
Municipal Bonds (continued)		
New York (continued)		
New York State Dormitory Authority Revenues, (continued)		
Non-State Supported Debt, North Shore Long Island Jewish Obligated Group, Refunding, Series E, 5.00%, 5/01/21	$ 5,590,000	$ 6,151,795
Non-State Supported Debt, North Shore Long Island Jewish Obligated Group, Refunding, Series E, 5.00%, 5/01/22	2,300,000	2,504,493
Non-State Supported Debt, North Shore Long Island Jewish Obligated Group, Refunding, Series E, 5.00%, 5/01/23	2,150,000	2,312,218
Non-State Supported Debt, North Shore Long Island Jewish Obligated Group, Refunding, Series E, 5.50%, 5/01/33	3,000,000	3,175,410
Non-State Supported Debt, North Shore Long Island Jewish Obligated Group, Series A, 5.25%, 5/01/25	3,000,000	3,092,010
Non-State Supported Debt, North Shore Long Island Jewish Obligated Group, Series A, 5.25%, 5/01/30	8,750,000	9,086,438
Non-State Supported Debt, North Shore Long Island Jewish Obligated Group, Series A, 5.50%, 5/01/30	3,000,000	3,190,920
Non-State Supported Debt, North Shore Long Island Jewish Obligated Group, Series A, 5.50%, 5/01/37	13,000,000	13,643,500
Non-State Supported Debt, NYSARC Inc., Refunding, Series A, AGMC Insured, 5.00%, 7/01/34	5,510,000	5,625,324
Non-State Supported Debt, NYU Hospitals Center, Series A, 6.00%, 7/01/40	4,500,000	4,730,355
Non-State Supported Debt, Pratt Institute, Series C, Assured Guaranty, 5.00%, 7/01/29	3,775,000	3,986,589
Non-State Supported Debt, Residential Institution for Children, 5.00%, 6/01/38	5,000,000	5,204,950
Non-State Supported Debt, School District Financing Program, Refunding, Series A, AGMC Insured, 5.00%, 10/01/22	7,645,000	8,447,572
Non-State Supported Debt, School District Financing Program, Series C, AGMC Insured, 5.00%, 10/01/32	5,000,000	5,233,350
Non-State Supported Debt, School District Financing Program, Series C, AGMC Insured, 5.00%, 10/01/37	6,550,000	6,769,949
Non-State Supported Debt, School Districts Bond Financing, Refunding, Series C, NATL Insured, 5.00%, 4/01/35	7,525,000	7,747,063
Non-State Supported Debt, School Districts Bond Financing, Series B, NATL Insured, 5.00%, 10/01/34	5,000,000	5,128,950
Non-State Supported Debt, School Districts Financing Program, Series A, AGMC Insured, 5.00%, 10/01/21	5,000,000	5,803,500
Non-State Supported Debt, School Districts Financing Program, Series A, AGMC Insured, 5.00%, 10/01/22	7,145,000	8,191,457
Non-State Supported Debt, School Districts Financing Program, Series A, AGMC Insured, 5.00%, 10/01/24	12,730,000	14,178,165
Non-State Supported Debt, School Districts Financing Program, Series A, Assured Guaranty, 5.625%, 10/01/29	3,000,000	3,307,560
Non-State Supported Debt, School Districts Financing Program, Series C, Assured Guaranty, 5.00%, 10/01/31	4,000,000	4,194,920
Non-State Supported Debt, School Districts Financing Program, Series C, Assured Guaranty, 5.125%, 10/01/36	5,000,000	5,250,900
Non-State Supported Debt, Student Housing Corp., NATL RE, FGIC Insured, 5.25%, 7/01/26	6,105,000	6,383,876
Non-State Supported Debt, University Rochester, Series A, 5.125%, 7/01/39	10,500,000	10,992,240
Non-State Supported Debt, Vassar College, 5.00%, 7/01/49	11,000,000	11,371,470

26 | Semiannual Report

Franklin New York Tax-Free Income Fund

Statement of Investments, November 30, 2011 (unaudited) (continued)

Semiannual Report | 27

Franklin New York Tax-Free Income Fund

Statement of Investments, November 30, 2011 (unaudited) (continued)

28 | Semiannual Report

Franklin New York Tax-Free Income Fund

Statement of Investments, November 30, 2011 (unaudited) (continued)

Semiannual Report | 29

Franklin New York Tax-Free Income Fund

Statement of Investments, November 30, 2011 (unaudited) (continued)

30 | Semiannual Report

Franklin New York Tax-Free Income Fund

Statement of Investments, November 30, 2011 (unaudited) (continued)

Semiannual Report | 31

Franklin New York Tax-Free Income Fund

Statement of Investments, November 30, 2011 (unaudited) (continued)

See Abbreviations on page 44.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

32 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin New York Tax-Free Income Fund

Financial Statements

Statement of Assets and Liabilities
November 30, 2011 (unaudited)

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 33

Franklin New York Tax-Free Income Fund

Financial Statements (continued)

Statement of Assets and Liabilities (continued)
November 30, 2011 (unaudited)

34 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin New York Tax-Free Income Fund

Financial Statements (continued)

Statement of Operations
for the six months ended November 30, 2011 (unaudited)

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 35

Franklin New York Tax-Free Income Fund

Financial Statements (continued)

36 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin New York Tax-Free Income Fund

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin New York Tax-Free Income Fund (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of one fund, the Franklin New York Tax-Free Income Fund (Fund). The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Semiannual Report | 37

Franklin New York Tax-Free Income Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of November 30, 2011, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

d. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Fund are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Fund are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There is no guarantee the insurer will be able to fulfill its obligations under the terms of the policy.

38 | Semiannual Report

Franklin New York Tax-Free Income Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
e.	Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At November 30, 2011, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

Semiannual Report | 39

Franklin New York Tax-Free Income Fund

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

a. Management Fees

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

40 | Semiannual Report

Franklin New York Tax-Free Income Fund

Notes to Financial Statements (unaudited) (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund’s Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

e. Transfer Agent Fees

For the period ended November 30, 2011, the Fund paid transfer agent fees of $1,217,305, of which $610,872 was retained by Investor Services.

Semiannual Report | 41

Franklin New York Tax-Free Income Fund

Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

At May 31, 2011, the capital loss carryforwards were as follows:

aIncludes $17,586,508 from the reorganized Franklin New York Insured Tax-Free Income Fund, which may be carried over to offset future capital gains, subject to certain limitations.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous law. Any post-enactment capital losses generated will be required to be utilized prior to the losses incurred in pre-enactment tax years.

For tax purposes, realized capital losses occurring subsequent to October 31 may be deferred and treated as occurring on the first day of the following fiscal year. At May 31, 2011, the Fund deferred realized capital losses of $43,725,619.

At November 30, 2011, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of wash sales and bond discounts.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended November 30, 2011, aggregated $58,163,210 and $248,808,360, respectively.

42 | Semiannual Report

Franklin New York Tax-Free Income Fund

Notes to Financial Statements (unaudited) (continued)

6. CONCENTRATION OF RISK

The Fund invests a large percentage of its total assets in obligations of issuers within New York and U.S. territories. Such concentration may subject the Fund to risks associated with industrial or regional matters, and economic, political or legal developments occurring within New York and U.S. territories. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

7. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 20, 2012. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended November 30, 2011, the Fund did not use the Global Credit Facility.

8. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities
  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Semiannual Report | 43

Franklin New York Tax-Free Income Fund

Notes to Financial Statements (unaudited) (continued)

8. FAIR VALUE MEASUREMENTS (continued)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At November 30, 2011, all of the Fund’s investments in securities carried at fair value were valued using Level 2 inputs.

9. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally Accepted Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Fund is currently reviewing the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

10. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

44 | Semiannual Report

Franklin New York Tax-Free Income Fund

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Semiannual Report | 45

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VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

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Semiannual Report and Shareholder Letter

Franklin New York Tax-Free Income Fund

Investment Manager
Franklin Advisers, Inc.

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© 2012 Franklin Templeton Investments. All rights reserved.

115 S 01/12

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A
(d)	N/A
(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services. Item 5. Audit Committee of Listed Registrants. Item 6. Schedule of Investments.	N/A N/A N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN NEW YORK TAX-FREE INCOME FUND

By /s/LAURA F. FERGERSON

Laura F. Fergerson
Chief Executive Officer - Finance and Administration
Date January 25, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer - Finance and Administration
Date January 25, 2012

By /s/GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer
Date January 25, 2012